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                                                                   EXHIBIT 10.20

                                  MASTER LEASE

                                        LESSOR:     Ameritech Credit Corporation
                                                    P.O. Box 59113
                                                    Schaumburg, IL 60159
                                                    (800) 323-7311


LESSEE:                          Date   3 /11/96 - Lease Number 001 - 0000855

Name:     SCC COMMUNICATIONS CORP.
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Address  6285 LOOKOUT ROAD
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City    BOULDER           State    CO                 Zip   80301
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                          TERMS AND CONDITIONS OF LEASE

         Lessee (which term shall include the co-Lessee, whose obligations hereunder shall be joint and several with those of Lessee) and Lessor agree and acknowledge that this Master Lease (the Lease) is being executed in conjunction with one or more written schedules (Supplementary Schedules) which, by specific reference to this Lease and upon execution by Lessee and Lessor, become subject to all the terms and conditions contained herein. The Equipment that is the subject of this Lease, is described on the Supplementary Schedules and shall further include, without limitation, such other items, though not specifically identified on such Supplementary Schedules, as relate to the Equipment and are financed by Lessor, such as wiring. Upon such execution of a Supplementary Schedule, any and all additional or specific terms and conditions therein shall be, with respect to such Supplementary Schedule, incorporated herein and shall have the same force and effect as if such terms and conditions were expressly set forth herein. The terms and conditions contained herein shall apply to each Supplementary Schedule that is properly executed and made subject to such terms and conditions, as if a separate Lease were executed for each Supplementary Schedule. The invalidation, fulfillment, waiver, termination, or other disposition of any rights or obligations of either the Lessee or Lessor or both of them arising from the execution of this Lease in conjunction with any one Supplementary Schedule shall not affect the status of the rights or obligations of either or both of those parties arising from the execution of this Lease in conjunction with any other Supplementary Schedule, except in the event of default by Lessee as provided in Section 14 herein. The parties agree that this Lease is a Finance Lease as defined by Section 2A-103(g) of the Uniform Commercial Code.

         Subsequent wording of this Lease notwithstanding, this Lease is effective with respect to any Supplementary Schedule executed in conjunction herewith for the lease term (as subsequently defined herein) provided in such Supplementary Schedule. Additional Supplementary Schedules may be executed from time to time by the Lessee and the Lessor, and if such Supplementary Schedules refer by date and contracting parties to this Lease, such Supplementary Schedules shall be deemed to be executed in conjunction herewith and to be subject hereto regardless of the date upon which such Supplementary Schedules are executed and notwithstanding that a prior period of effectiveness hereof has lapsed through termination of all previous lease terms.

         Lessor hereby leases to Lessee and Lessee hereby hires from Lessor the Equipment described on any Supplementary Schedules executed in conjunction herewith and declared to be and to constitute a part of the Equipment leased hereunder (such Equipment together with all parts, replacements, repairs, additions, and accessories incorporated therein and/or affixed thereto hereinafter referred to as the Equipment) on the terms and conditions set forth herein and in such Supplementary Schedules. If more than one Lessee is named in this Lease, the liability of each named Lessee shall be joint and several. Because the Equipment may include not only tangible property but also the right to use technology and/or the right to receive services, it is understood that the term 'Equipment' covers all of the following: hardware, printers, modems, cables, peripherals and other tangible
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equipment, all documentation, such as technical documentation or user manuals, operating system software (object and/or source code form), application software (object and/or source code form) and other technologies, training aids such as training manuals, training software, and training videotapes; data, databases, bulletin boards and other collections of information, in tangible or intangible form; and installation, training, conversion, customization, development, support, maintenance, and other services, as more specifically described in this Lease or in any Supplementary Schedule. Further, the term 'lease,' whenever it is used as a noun in the Lease with reference to the technology or other intangible properties that are part of the Equipment, shall be deemed to mean, assignment and/or sub-license of all of Lessor's license to or interest in, and rights to use, such technology and properties; whenever it is so used with reference to benefits or services, it shall be deemed to mean, assignment of all of Lessor's rights to receive such benefits and services. ('To lease,' or any other inflectional form of its usage as a verb, shall mean 'to sublicense' or 'to assign' (as the context may require), or the appropriate inflectional form thereof.)

         1. LEASE TERM. The lease term is the period of time which includes the lease term as specified in the block so entitled on Supplementary Schedules executed hereunder from time to time. The lease term commences on the earlier of: the date the Equipment is accepted by the Lessee, or the date designated as the billing date on the first rental invoice received by, or as mutually agreed upon by Lessor and Lessee ('Lease Commencement Date').

         2. NO WARRANTIES. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT THE MANUFACTURER OR LICENSOR, THE AGENT OF THE MANUFACTURER OR LICENSOR, OR THE DISTRIBUTOR OF THE EQUIPMENT. LESSEE AGREES THAT LESSOR HAS NOT MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE DIRECTLY OR INDIRECTLY, EXPRESS OR IMPLIED, AS TO THE SUITABILITY, DURABILITY, FITNESS FOR USE, MERCHANTABILITY, CONDITION, OR QUALITY OF THE EQUIP AND OF ANY UNIT THEREOF. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO CLAIM AGAINST LESSOR AND ANY ASSIGNEES OF LESSOR FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER; AND WITH RESPECT TO LESSOR OR LESSOR'S ASSIGNEE, LESSEE LEASES EQUIPMENT "AS IS". LESSOR AND LESSOR'S ASSIGNEE SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER, OR BY THE USE OR MAINTENANCE THEREOF, OR BY THE REPAIRS SERVICE, OR ADJUSTMENT THERETO OR ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF, OR FOR ANY LOSS OF BUSINESS OR DAMAGE WHATSOEVER AND HOWSOEVER CAUSED. WITHOUT IN ANY WAY IMPLYING THAT ANY SUCH WARRANTY EXISTS AND WITHOUT MAKING ANY REPRESENTATIONS AS TO THE EXTENT OF ANY SUCH WARRANTY, LESSOR AGREES, TO THE EXTENT OF ITS LEGAL POWER TO MAKE SUCH ASSIGNMENT AND WITHOUT INCREASING IT'S LIABILITY HIEREUNDER, TO ASSIGN TO LESSEE UPON LESSEE'S REQUEST THEREFOR ANY WARRANTY OF A MANUFACTURER OR LICENSOR OR SELLER RELANNG TO THE EQUIPMENT THAT MAY HAVE BEEN GIVEN TO LESSOR.

THE ADDMONAL PROVISIONS OF THIS LEASE ARE INCLUDED IN AND MADE A PART OF THIS LEASE, WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ. WITH RESPECT TO ANY SUPPLEMENTARY SCHEDULE EXECUTED IN CONJUNCTION HEREWITH, THIS IS A NON-CANCELLABLE LEASE FOR THE LEASE TERM INDICATED ON THIS SUPPLEMENTARY SCHEDULE AND ANY RENEWAL TERM(S).

         3. RENT. During the Term of Lease, Lessee agrees to pay Lessor total rent equal in amount to the number of rent payments specified in the Supplementary Schedules multiplied by the amount of each rent payment specified therein. Lessee shall make rental payments in the amount and on the due dates specified in the Supplementary Schedules until the total rent and all other amounts due under the Lease have been paid in full. If the Lease Commencement Date is other than the first day of a month, Lessee shall make an initial payment on the Lease Commencement Date in an amount equal to one-thirtieth of the rental payments specified in the Supplementary Schedules for each day from the Lease Commencement Date (including the Lease Commencement
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Date) through the last day of such month (including that day).  Any amounts received by Lessor from the Lessee in excess of rental and any other sums required to be paid by the Lessee shall be held as non-interest bearing security for Lessee's faithful performance of the conditions of this Lease or any Supplementary Schedule. All rental payments shall be paid to the Lessor at the address stated above or such other place as the Lessor or its assigns may hereafter direct. Lessee's obligation to pay rent shall not be abated, reduced or subject to offset or diminished as a result of any event, including without limitation damage, destruction, defect, malfunction, loss of use, or obsolescence of the Equipment, or any other event, except such as is specifically provided for in Section 9 of this Lease. The lease payments shall be adjusted proportionately upward or downward if the actual cost of the Equipment exceeds or is less than the estimate (original proposal or Equipment Agreement), and in that event the Lessee authorizes Lessor to adjust the lease payments upward or downward not to exceed twenty percent (20%).


         4. SELECTION OF EQUIPMENT. Lessee requests Lessor to purchase or to cause to be purchased (or, in the case of technology or services, obtain the appropriate license or contract for) Equipment of the type and quantity specified in the Supplementary Schedules and has selected the supplier named therein. By its execution and delivery of each Supplementary Schedule, hereby
(a) consents and agrees to all of the terms and conditions of any such purchases, licenses or contracts whereby Lessor acquires any or all of the Equipment, (b) assigns and transfers to Lessor all Lessee's right, title and interest in and to any purchase order, license, contract or arrangement entered into by with any supplier for the Equipment, (c) promises and agrees to perform all of the duties and obligations of Lessee and/or Lessor under any and all such purchases, licenses, contracts or arrangements with the suppliers of the Equipment and (d) confirms that to the extent of any inconsistency between the provisions of this Lease and the provisions of any such purchase order or arrangement, the provisions of this Lease shall govern. Lessee has reviewed and approved any written supply contract (as defined by section 2A-103(y) of the Uniform Commercial Code) or purchase order or contract covering the Equipment purchased. Lessor is not and shall not be liable for specific performance of this Lease or for damages if for any reason the supplier delays or fails to fill the order or if the Lessee negotiates in bad faith prior to payment by Lessor to the supplier. Any delay in delivery by the supplier shall not affect the validity of this Lease. Lessee acknowledges that neither its dissatisfaction with any unit of Equipment, nor the failure of any unit of Equipment to remain in useful condition for the term of this Lease, nor the termination of any contract with a supplier regarding the Equipment, nor the loss of possession or the right of possession of the Equipment or any part thereof by the, shall relieve Lessee from the obligations under this Lease. Lessee shall have no right, title or interest in or to the Equipment except the right to use the same upon the terms and conditions herein contained. The Equipment shall remain the sole and exclusive personal property of Lessor and not be deemed a fixture whether or not it becomes attached to any real property. Any labels supplied by Lessor to Lessee describing the ownership of the Equipment shall be affixed by Lessee upon a prominent place on each item of Equipment.

         5. PURCHASE AND RENEWAL OPTION; LOCATION AND SURRENDER OF EQUIPMENT. (a) Prior to the expiration of the initial term hereof, Lessee shall have the option to: (i) renew this Lease, or (ii) purchase the Equipment for cash upon the last business day on or prior to the expiration of the lease term therefor for a price equal to the amount set forth in the Supplementary Schedule. If the Fair Market Value Purchase Option was selected on the Supplementary Schedule, the fair market value shall be determined on the basis of and shall be equal in amount to, the value which would be obtained in an arms-length transaction between an informed and willing buyer-user (other than a used Equipment dealer), who would be retaining the Equipment as part of its current operations, in continuing and consistent use, and an informed and willing seller under no compulsion to sell and, in such determination, costs of removal from the location of current use shall not be a deduction from such value. If Lessee desires to exercise either option, it shall give to Lessor irrevocable written notice of its intention to exercise option at least 120 days (and not more than 180 days) before the expiration of such lease term. In the event that Lessee exercises the purchase option described herein, upon payment by Lessee to Lessor of the purchase price for the Equipment, together with all rent and any other amounts owing to Lessor hereunder, Lessor shall transfer to Lessee without any representation or warranty of any kind, express or implied, title to such Equipment. Notwithstanding anything herein to the contrary, if Lessee fails to notify Lessor of its intent with respect to the exercise or the Options described in this Section 5 within the time frames contemplated hereby, this Lease shall automatically be renewed for an additional ninety (90) day period(s) upon the same terms and conditions. Any
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notice of termination during an automatic extension shall be effective on the last day of the month ninety (90) days after the receipt of such notice.

         (b) The Equipment shall be delivered to and thereafter kept at the location specified in the Supplementary Schedules and shall not be removed therefrom without Lessors prior written consent. Upon the expiration or earlier termination of this Lease, Lessee at its cost and expense, shall immediately return the Equipment to Lessor in good repair, working order, with unblemished physical appearance and with no defects which affect the operation or performance of the Equipment ("Return Condition"). Return Condition also indicates that the Equipment will be eligible at termination of this Agreement for acceptance by the manufacturer, or a manufacturer certified third party maintenance organization approved by Lessor, under contract maintenance at the above mentioned organizations then standard rates. If the Equipment is not in Return Condition, Lessee shall remain liable for any and all reasonable costs required to restore the Equipment including, without limitation, service records and user manuals properly packed, subject to Lessor's instructions, adequately insured at no less than its maximum insurable value, to the address specified by Lessor. The deinstallation of the Equipment shall be performed by manufacturer certified technicians, approved by Lessor and the Lessor shall have the right to supervise and direct the preparation of the Equipment for return. If, upon termination of this Lease for any reason, Lessee fails or refuses forthwith to return and deliver the Equipment to Lessor, Lessee shall remain liable for any rent accrued and unpaid with respect to the Equipment up to the date that the Equipment is returned to the address specified by Lessor. Notwithstanding the foregoing, Lessor shall have the right, without notice or demand, to enter Lessee's premises or any other premises where the Equipment may be found and to take possession of and to remove the Equipment without legal process. Lessee understands that it may have a right under law to notice and a hearing prior to repossession of the Equipment. As an inducement to Lessor and its Assigns to enter into this transaction, Lessee hereby expressly waives all rights conferred by Rating or future law to notice and a hearing prior to such repossession by Lessor, its Assigns, or any officer authorized by law to effect repossession and hereby releases Lessor and its Assigns from all liability in connection with such repossession. Lessee's obligation to return the Equipment may, at Lessors option be specifically enforced by Lessor.

         6. USE OF EQUIPMENT - INSPECTION. Lessee shall use the Equipment in compliance with all laws, rules, and regulation of the jurisdictions wherein the Equipment is located and solely in the conduct of Lessee's business.
Lessee agrees at its expense to obtain all permits and licenses necessary for the operation of the Equipment. Lessee at its expense shall take good and proper care of the Equipment and make all repairs and replacements to maintain and preserve the Equipment and keep it in good order and condition. Unless Lessor shall otherwise consent in writing, shall, at its own expense, enter into and maintain in force a contract with the manufacturer or other maintenance organization approved by Lessor covering maintenance of each unit of Equipment. Lessee shall furnish Lessor with a copy of such contract. Lessee shall pay all costs to install and dismantle the Equipment. Lessee shall not make any alterations, additions, or improvements, or add attachments to the Equipment without the prior written consent of Lessor, except for (i) additions or attachments to the Equipment consisting solely of telephone terminal Equipment and (ii) additions or attachments to the Equipment purchased by Lessee from the original supplier of the Equipment or any other person, or entity, approved by Lessor. If desires to lease any such additions or attachments, Lessee hereby grants to Lessor the right of first refusal to provide such lease financing to Lessee for such items. Subject to the provisions of Section 5(b) hereof, Lessee agrees to restore the Equipment to Return Condition prior to its return to the Lessor and Lessee agrees that any addition, alteration, improvement or attachment shall belong to and become a part of the property of Lessor. Any software upgrade will become the property of the Lessor, and Lessee hereby represents and warrants to Lessor, that has the right to convey such software to Lessor. Lessor shall have the right, upon reasonable prior notice to Lessee and during normal business hours, to inspect the Equipment at its location. Lessee shall not permit its rights or interest hereunder to be subject to any lien, charge, or encumbrance. Lessee shall not permit the Equipment to become or remain a fixture to any real estate or an accession to any personalty not leased hereunder. Lessee shall not be responsible for any liens, charges, or encumbrances on the Equipment caused by Lessor.
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LESSEE SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS
OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.

         7. LIENS; TAXES. Lessee shall keep the Equipment free and clear of all levies, liens and security interests, and shall give Lessor immediate notice of any attachment or other judicial process affecting any item of Equipment. Lessee shall pay all charges and local, state, and Federal taxes (and reimburse Lessor for any such payments made by Lessor) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the Equipment, excluding, however, all taxes on or measured by Lessor's net income. Further, Lessor may in its sole discretion require to make payments in amounts and at intervals satisfactory to Lessor to be held by Lessor in a non-interest bearing tax reserve account as security for Lessee's faithful performance of its obligations herein. The obligations of Lessee to pay such sums shall be in addition to all other obligations of under this Lease and shall continue in full force and effect notwithstanding the termination of this Lease whether by expiration of time, by operation of law, or otherwise.

         8. INSURANCE. Lessee will at its own expense maintain physical damage and liability insurance with companies acceptable to Lessor covering the Equipment in the name of Lessor and in such form as is commonly maintained on comparable Equipment by companies similarly situated. In all events Lessee will cause to be carried and maintained in the names of Lessor and insurance against all risks of physical damage to the Equipment as provided under a standard all-risk policy in an amount from time to time not less than the amount payable by Lessee under Section 9 hereof as the result of an Event of Loss to the Equipment. Lessee shall be liable for any loss not covered by insurance. AU said insurance shall be in form and amount satisfactory to Lessor and shall provide the losses, if any, shall be payable to Lessor.
Lessee shall pay the premiums therefore and deliver to Lessor the policies of insurance or duplicates thereof or other evidence satisfactory to Lessor of such insurance coverage. Each insurer shall agree by endorsement upon the policy or policies issued by it or by independent instrument furnished to Lessor that it will give Lessor thirty (30) days prior written notice of the effective date of any alteration or cancellation of such policy. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, check or drafts received in payment for loss or damage under any said insurance policy. In case of the failure of to procure or maintain said insurance, Lessor shall have the right, but shall not be obligated, to effect such insurance or compliance on behalf of Lessee. In that event, all moneys spent by and expenses of Lessor in effecting such insurance or compliance shall be deemed to be additional rent, and shall become due and owed forthwith with interest at 18% per annum or such other maximum lawful contract rate as is otherwise allowed by law if less than 18% and Lessee will pay the same with the periodic payment of rent next due after receipt of notice from Lessor.

         9. RISK OF LOSS AND DAMAGE. Lessee shall bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever. In the event that any item of Equipment is lost, stolen or destroyed beyond repair (an 'Event of Loss'), Lessee shall pay to Lessor the greater of (a) the value of such Equipment immediately prior to the Event of Loss, as determined in a manner satisfactory to the Lessor, or (b) the unpaid balance of rentals for the Term of Lease allocable to such Equipment (discounted to present value at the New York Federal Reserve Bank Discount Rate less two percent, in effect at the date of payment to Lessor for such Event of Loss) or according to the attached casualty or amortization schedule, if applicable, plus any residual value of such Equipment established by the Lessor and any other charges due under the Lease and allocable to such Equipment.

         10. TAX BENEFITS - TRUE LEASE. The parties hereto intend that this Lease be treated as a lease for Federal income tax purposes, and Lessor and/or the lessor of the Equipment to Lessor, as applicable (Lessor and/or such lessor of the Equipment to Lessor being in this Section 10 referred to as the 'Taxpayer'), shall be entitled to such deductions, credits and other benefits (all of which shall herein be referred to as the 'Tax Benefits') with respect to the Equipment as are provided to an owner of property by the Internal
Revenue Code of 1986, as amended to the date hereof (the 'Code'), including without limitation any accelerated cost recovery system deductions and investment tax credit with respect to the Equipment. In the event that any of the expected Tax Benefits under any Federal, State or local law shall be lost by, recaptured, not claimed, not available for claim or disallowed to Taxpayer because of (i) any act or failure to act of Lessee and/or any sublessee or assignee of (ii) any change in the
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legal or tax status of Lessee and/or any sublessee or assignee of Lessee, (iii)
breach by Lessee of any of its representations or warranties contained in this Lease (iv) an Event of Loss, or (v) any change in or amendment to tax law, congressional judicially, or administratively promulgated, shall promptly pay to Lessor a revised rental or lump sum amount which, in the reasonable judgment of Lessor (and after deduction of all taxes to be paid by Lessor with respect to such payment), shall have the same net after tax rate of return on a discounted cash flow basis as would have been realized by Lessor were Lessor entitled and/or able to use the expected tax deductions, credits or other benefits based on the maximum Federal Income Tax Rate applicable to Lessor, in effect during the term of the Lease. The obligation to pay such sums to Lessor shall be in addition to all other obligations of Lessee under this Lease and shall continue in full force and effect notwithstanding the termination of this Lease whether by expiration of time, by operation of law or otherwise.

         11. SECURITY INTEREST AND ADDITIONAL TERMS. Lessor reserves and Lessee hereby grants to Lessor a continuing security interest in the Equipment and any and all additions, replacements, substitutions, and repairs thereto, as well as any products and proceeds of the foregoing for the purpose of securing payments due hereunder and all other promises and obligations of Lessee to Lessor arising under this Lease. agrees to promptly execute and deliver to Lessor such UCC financing statements, collateral assignments for recordation/filing with the U.S. Copyright or U.S. Patent and Trademark offices, and other documents needed to perfect Lessor's security interest, and such copies of any technology-components of the Equipment, as may be requested from time to, time by Lessor. When all of Lessee's promises and obligations under this Lease have been fully paid and satisfied, Lessor's security interest shall terminate. Nothing contained herein shall in any way diminish Lessor's right, title or interest in or to the Equipment.

         12. INDEMNIFICATION. Lessee does indemnify, protect, save and keep harmless Lessor, its agents, servants, successors and assigns from and against all losses, damages, injuries, claims, demands and expenses, including legal expenses and attorney's fees, of whatsoever nature, arising out of the use, misuse, condition, repair, storage, return or operation (including, but not limited to, latent and other defects, whether or not discoverable by it) of any unit of Equipment, regardless of where, how and by whom operated, and arising out of negligence, whether of Lessor, its agents, servants, successors or assigns, tort, strict liability in tort, warranty, contract or any other cause of action with respect to Lessee or a party herein indemnified. is liable for the expenses of the defense or the settlement of any suit or suits or other legal proceedings brought to enforce any such losses, damages, injuries, claims, demands and expenses and shall pay all judgments entered in any such suit or suits or other legal proceedings. The indemnities and assumptions of liabilities and obligations herein provided for shall continue in full force and effect notwithstanding the termination of the Lease whether by expiration of time, by operation of law or otherwise. With respect to Lessor, Lessee is an independent contractor, and nothing contained herein authorizes Lessee or any other person to operate the Equipment so as to impose or incur any liability or obligation for or on behalf of Lessor.

         13. ASSIGNMENTS BY LESSOR. Lessor may at any time and from time to time assign its rights under this Lease to the Equipment and to the rents and other sums at any time due or to become due or at any time owing or payable by Lessee to Lessor under any of the provisions of this Lease. Lessee further acknowledges and agrees that the rights of any such Assignee in and to the sums payable by Lessee under any provisions of this Lease shall not be subject to any abatement whatsoever and shall not be subject to any defense, set-off, counterclaim or recoupment whatsoever by reason of any damage to or loss or destruction of the Equipment, or any part thereof, or by reason of any other indebtedness or liability, howsoever and whenever arising, of the Lessee by Lessor. This Lease inures to the benefit of and is binding upon the heirs, legatees, personal representatives, survivors, successors and assigns of the parties hereto. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change 's duties or obligations under this Lease nor materially increase the burdens or risks imposed on Lessee.

         14. DEFAULT. In the event Lessee shall default in the payment of any rent, additional rent, or any other sums due hereunder or to Lessor under any other obligation, for a period of five (5) days or in the event of any default or breach by Lessee of the terms and conditions of this Lease or any other agreement between the parties hereto, or in the event of a misrepresentation or breach of warranty by Lessee or any guarantor hereof or if any execution or other writ or process shall be issued in any action or proceeding, against Lessee, whereby the Equipment may be taken or distrained, or if a proceeding in bankruptcy, receivership or insolvency shall be instituted by or against Lessee or its property, or if Lessee shall enter into any agreement of composition with its creditors, or if the condition of Lessee's affairs shall so change as to in Lessor's good faith opinion, impair the Equipment or increase the credit risk involved or if Lessee ceases doing business or transfers a major part in value of its assets, then in any such event Lessor, at its option may, (a) proceed by appropriate court action or actions either at law or in equity to enforce performance by Lessee of the applicable covenants and terms of this Lease or to recover damages for the breach thereof and/or (b) retake immediate possession of the Equipment without a Court Order or other process of law and for such purpose Lessee consents that Lessor, directly or by its agents, may enter upon any premises where the Equipment may be and may remove the same therefrom with or without notice of its intention to do same without being liable to any suit or action or other proceeding by Lessee and/or
(c) declare all sums owing hereunder and/or all rentals immediately due and payable not as a penalty, but as liquidated damages and/or (d) by notice in writing to Lessee terminate this Lease, whereupon all right and interest of Lessee in or to the possession or use of the Equipment shall absolutely cease and terminate, but Lame shall remain liable as hereinafter provided and Lessor shall have the rights under the preceding subsections (a), (b) and (c) of this section.

         Further, Lessor: (i) shall be entitled to retain all rents and additional sums paid by hereunder in respect of the Equipment as well as all resale proceeds, refunds and other if any, paid or received by Lessor prior to or after default, including any such then in its possession which, had this Lease not been declared in default, would otherwise be payable to Lessee hereunder and any other money or property of Lessee in Lessor's possession, and
(ii) may, but shall not be obligated to, re-let all or any part of the Equipment for such rentals and upon such terms as Lessor shall elect or may, but shall not be obligated to, sell the Equipment at public or private sale and either for cash or upon credit, and (iii) shall be entitled to recover from Lessee all rents and additional sums accrued and unpaid under the terms hereof prior to Lessor's retaking possession of the Equipment, and as partial damages for breach, a sum equal to the unpaid balance of rentals for the Term of this Lease (discounted to present value at the prime rate in effect at the time of such default), less only the net proceeds of any such reletting or sale, and
(iv) shall be entitled to recover from Lessee any and all damages which Lessor shall sustain by reason of any such default, failure or breach of Lease, together with a reasonable sum for attorneys' fees and such expenses as shall be expended or incurred in the seizure, rental, storage, transportation, sale of Equipment, enforcement of any right or privilege hereunder, collection of any sums due hereunder or in any consultation or action in such connection.

         The remedies herein provided in favor of Lessor in the event of default as hereinabove set forth shall not be deemed to be exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing in law, in equity or in bankruptcy.

         If any sum due to Lessor hereunder is unpaid after its due date, Lessor may, at Lessor's option, collect a delinquency charge of up to the greater of ten dollars or interest at the rate of 18% per annum or at the highest rate permitted by law if less than 18%, provided however, that Lessor may not charge any amounts in excess of those permitted by law. All such charges shall be payable forthwith as additional rent hereunder.

         15. NOTICES AND WAIVERS. All notices relating to this Lease shall be delivered in person to an officer of the Lessor or Lessee or shall be mailed certified or registered to Lessor or Lessee at its respective address shown herein or to another address subsequently specified in writing by the appropriate party hereto. A waiver of a specific default shall not be a waiver of any other subsequent default. No waiver of any provision of this Lease sham be a waiver of any other provision or matter, and all such waivers shall be in writing and executed by an officer of Lessor. No failure on the part of Lessor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon Lessee by Sections 2A-508 through 2A-522 of the Uniform Commercial Code.

         16. ENTIRE AGREEMENT, MODIFICATION. This Agreement, and any exhibit, Supplementary Schedules, supplement or addendum attached hereto are intended as a full and complete expression of and constitute the entire Agreement of the parties with respect to the subject matter hereof, and all prior and contemporaneous understandings, agreements, promises, representations, warranties, terms and conditions, both oral and written are merged and incorporated into this Agreement, and no such oral or written understanding, agreement, promise, representation, warranty, term or condition not specifically set forth herein shall be binding upon the parties. No agent or employee of any third party (including without limitation the supplier of the Equipment, sales representatives or any agent of such supplier) is authorized to bind Lessor to this Agreement, or to waive, modify or add to the terms, and conditions printed herein. Lessee acknowledges and agrees that neither the manufacturer, the supplier, nor any salesman, representative or other agent of the manufacturer or supplier, is an agent of Lessor. No representations as to the Equipment or any other matter by the supplier shall in any way affect the Lessee's obligations to perform including the payment of the Lease obligations set forth herein. This Agreement and any waiver, modification or an addition to any of its provisions shall not be valid unless in writing and signed by an authorized officer or manager of Lessor. Lessee hereby authorizes Lessor, without further notice, to complete the description of the Equipment to be leased, the quantity thereof and to fill in any blank spaces and make corrections on this lease or in the related Supplementary Schedules and to date same.

         17. LESSEE'S FINANCIAL INFORMATION. Upon request of Lessor or any Assignee of Lessor, agrees to furnish from time to time such information regarding the business affairs and financial condition of Lessee as Lessor or any such Assignee may reasonably request.

         18. MISCELLANEOUS. This Lease shall be governed by the internal laws of the State of Illinois. Any litigation arising out of or relating to this Lease or any transaction contemplated hereby may be instituted in any federal or state court in Illinois, and Lessee waives any objection that it may now or hereafter have to venue in any such court and irrevocably submits to the jurisdiction of any federal or state court in Illinois in any such litigation. This submission to jurisdiction shall be irrevocable until this Lease has been terminated and all amounts due and payable and obligations to be performed by the Lessee hereunder have been paid and performed in full. Lessee hereby waives a trial by jury in any litigation between Lessee and Lessor with respect to this Lease. Lessee shall execute and deliver to Lessor, upon Lessor's request, such instruments and documents as Lessor deems necessary or advisable for the confirmation or perfection of this Lease and Lessor's rights hereunder and grants to Lessor a power of attorney to execute such instruments and documents in 's name. Where so provided by law, Lessor may execute and file evidence of its ownership to said Equipment. Any provision of this Lease prohibited by law in any state shall, as to such state, be ineffective to the extent of such prohibition without invalidating the remaining provisions of this Lease. Lessee hereby authorizes Lessor or any Assignee hereof to file a financing statement signed only by Lessor or such assignee in all places where necessary to perfect a security interest in the Equipment in all jurisdictions where such authorization is permitted by the Uniform Commercial Code. Lessee represents that the Equipment is being leased hereunder for business purposes and agrees that under no circumstances shall this Lease be construed as a consumer contract.


ATTEST FOR WITNESS

                                             SCC COMMUNICATIONS CORP.
/s/                                              (Name of Leasee)
-------------------------------------
(Signature)                   (Title)

                                             By /s/ NANCY K. HAMILTON   CFO
                                               --------------------------------
                                                (Signature)           (Title)


                                             ----------------------------------
                                              (Name of Co-Lessee; if applicable)

                                             By
                                               --------------------------------
                                                (Signature)           (Title)



Accepted: Ameritech Credit Corporation


By /s/
  ----------------------------------------------
  (Signature)                            (Title)